UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported):
November 29, 2010

BookMerge Technologies, Inc.

Nevada	333-152837	36-4627722
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.

BookMerge Technologies Inc.
1560 N. Maple St.
Corona, CA 92880
www.ExtremeBiodiesel.com

951.734.5344
(Registrant's telephone number, including area code)

1350 W. Horizon Ridge Drive
Suite 1922
Henderson, Nevada 89014
(828) 489-9408
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01   COMPLETION OF ACQUISITION OF ASSETS

The Board of Directors approved on October 7, 2010 the Purchase Agreement between BookMerge Technologies and Extreme Green Technologies Inc., whereas, BookMerge Technologies Inc., will acquire 51% of the issued and outstanding Common Stock of Extreme Green Technologies, Inc. (EGT) currently representing thirty two million five hundred eighty nine thousand (32,589,000) shares held by Green Protective Services, Inc. (GPS), and (GSP) shareholders will exchange 51% of their shares of common stock; one share of Extreme Green Technologies, Inc. (EGT) for .5 shares of BookMerge Technologies Inc., rule 144 restricted common stock. BookMerge Technologies Inc. will and has the authority to issue sixteen million two hundred ninety five (16,295,000) shares of common stock to complete this share exchange. Upon obtaining the 51% majority control BookMerge Technologies Inc. plans to take operational control of Extreme Green Technologies Inc., dba Extreme Biodiesel via shareholder approval and operate the company under BookMerge Technologies Inc. Managerial control.

On November 29, 2010, the company concluded the share exchange agreement as announced in the October 7, 2010.  As a result of extending the same terms and conditions to the minority shareholders of Extreme Green Technologies, Inc. (EGT), BookMerge Technologies Inc. acquired 49 percent of Extreme Green Technologies Inc. BookMerge will issue 15,655,500 shares of BookMerge rule-144 restricted common stock to complete the share exchange, and as a result the total shares issued and outstanding of BookMerge will increase to 95,746,000 and the shareholders of Extreme Green Technologies Inc. (including the shares held by Green Protective Services, Inc. (GPS), will represent 33.37 percent of BookMerge Technologies Inc.

Statement on operations to run and merged into BookMerge are all the operations involved in Extreme Green Technologies, Inc. to develop, market and commercialize bulk bio-diesel fuel, home bio-diesel processors and increase capacity of the related waste vegetable oil and brown grease inceptor/grease trap cleaning and collection areas of  EGT. EGT’s mission is to create awareness and provide a cost-effective, high-quality alternative diesel fuel, create “green” jobs, reduce the environmental impact of fossil fuels and diminish US reliance on foreign oil.

The Audited Financial Statements and Interim Financial Statements of Extreme Green Technologies will be released at a later date, the company is preparing the statements to agree with the BookMerge June 30 year end and expects to submit the second quarter statements of BookMerge Technologies Inc. with the comparative financial data of Extreme Green Technologies.

ITEM 5.02.    ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS. APPOINTMENT OF
DIRECTORS & OFFICERS

(b)   On November 29, 2010, Mr. Wayne A Doss, President and CEO/Director resigned as an Officer and Director of BookMerge Technologies Inc. to focus on other business interest.

        On November 29, 2010, Ms. Nicole Anderson, Director resigned from BookMerge Technologies Inc. to pursue other business interest.

(c)   On November 29, 2010, the Board of Directors appointed Richard B. Carter, Esq. Director of BookMerge Technologies Inc. to the position of President and CEO and will hold the position of Chief Financial Officer. Mr. Carter, age 47, in charge of finances, human resources, state and federal compliance permits and licenses and all other financial and legal aspects of Extreme Green Technologies Inc. (EGT). Mr. Carter owned his own law firm and real estate sales/consulting group for several years and sold the practice to co-found EGT. Prior to owning his own firm, Rick was a partner with a large Orange County law firm specializing in defending businesses, insurance companies and high net worth individuals in multi-million dollar businesses, contractual and tort litigated cases. Rick was in charge of the construction defect department for the five California offices of the firm and supervised the associate attorneys and staff. Rick worked his way through the ranks from administrative assistant to handling payroll, payables, billing and financial statements before becoming a law clerk, then associate attorney and eventually partner during his 17 year tenure with the law firm. Rick is a licensed Attorney at Law and Real Estate Broker with Juris Doctor and Bachelors in the Science of Law degrees along with completion of UCI Graduates classes for light construction and development financing, in addition to ongoing biodiesel, legal, real estate continuing education. Mr. Carter’s employment agreement provides for a seven year term for $168,000 annual salary with 3-4% annual cost of living increases; annual salary increases and stock bonuses based on company performance; stock options for 1,000,000 rule-144 restricted shares at .05¢ per share; paid medical, dental, vision and life insurance (when available), 3 weeks paid vacation, federal holidays and 5 sick days.

On November 29, 2010, the Board of Directors appointed Joe Spadafore, to the position of Corporate Secretary. Joe has extensive experience in business and multi-million dollar real estate transactions. Most recently, Joe has been ranked in the top ½ percent of all Prudential California Realty agents nationwide, specializing multi-million dollar residences for over 17 years. Joe employs and supervised up to 15 agents with his wife. Joe previously owned retail liquor stores for several years while also working as a police officer and hostage negotiator for the City of Los Angeles for 15 years.  As part of his focus on ecological commercial development that enhance his real estate practice, Mr. Spadafore became disenchanted with the American dependence on foreign oil, the funding of American problems overseas and the effect on our economy.  In 2007, he decided to turn his attention to eliminating these problems and co-founded EGT. Mr. Spadafore, age 53, is in charge of marketing, sales and over-all general operations of EGT. Joe has successfully negotiated contracts with numerous restaurants and food manufacturers for the collection of waste vegetable oil and brown grease interceptor/grease trap services. The brown grease interceptor/trap business provides EGT with additional cash flow and additional waste oil accounts. Joe has also negotiated a deal with an existing algae oil production company that has successfully tested algae oil for use in biodiesel. Mr. Spadafore’s employment agreement provides for a seven year term for $168,000 annual salary with 3-4% annual cost of living increases; annual salary increases and stock bonuses based on company performance; stock options for 1,000,000 rule-144 restricted shares at .05¢ per share; paid medical, dental, vision and life insurance (when available), 3 weeks paid vacation, federal holidays and 5 sick days.

(d)    On November 29, 2010, the Board of Directors appointed Joe Spadafore, 54, and Richard Carter, 47, Directors of BookMerge Technologies Inc., to serve in the position vacated by Mr. Wayne A Doss. This appointment was also ratified by the majority shareholders of the company.  Mr. Spadafore is a graduate of Cypress College, California Diesel School as a diesel engine technician, City of Los Angeles Police Department basic and advanced post Certificates with duties during a 15 year tenure including Hostage Negotiation, among others.  Mr. Spadafore has extensive business experience and his specific knowledge of the Bio Diesel/Fuel market along with his accomplishments will enhance the company operational business and his vision of the future for the company will be an asset to the Board of Directors. Mr. Carter is a graduate of Western State University, College of Law with a Juris Doctor and Bachelor at Science of Law degrees with certifications in light real estate development and financing from the University of California, Irvine. Mr. Carter holds an Attorney at Law license from the State Bar of California and a Real Estate Broker license from the California Department of Real Estate and enjoys the same vision as Mr. Spadafore.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BookMerge Technologies, Inc.
(Registrant)
Date:	November 29, 2010

		By:	/s/ Richard B. Carter, Esq.
Richard B. Carter, Esq.
President, Chief Executive Officer
Chief Financial Officer